BLACKROCK BOND ALLOCATION TARGET SHARES

SUPPLEMENT TO PROSPECTUS

DATED OCTOBER 28, 2004, AS SUPPLEMENTED AUGUST 3, 2005

BATS: Series S, Series C, Series M, Series P and Series I Portfolios

Primary Investment Strategies

For each Portfolio, under the section entitled “Primary Investment Strategies” the final paragraph is hereby deleted and replaced with the following:

Should the Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 60 days notice before any such change is made. However, such change can be effected without shareholder approval.

The date of this Supplement is October 6, 2005.